EXHIBIT 10.1

AMENDMENT TO FIFTH AMENDMENT TO

STANDARD OFFICE LEASE

     THIS AMENDMENT is made and entered into this _____ day of March, 2006 2221 BIJOU, LLC, a Colorado Limited Liability Company (hereafter "Lessor") and AMERICAN TELECONFERENCING SERVICES, LTD., a Missouri corporation, d/b/a PREMIERE GLOBAL SERVICES (hereafter "Lessee").

     WITNESSETH THE FOLLOWING RECITALS:

     WHEREAS, on February 9, 2006, the parties entered into a Fifth Amendment to Standard Office Lease wherein the Lease Term was extended from August 31, 2006 to August 31, 2010 and the Leased Premises was modified, effective September 1, 2006, to 115,009 rentable square feet (“RSF”); and

     WHEREAS, the parties have discovered the following mutual mistakes made in the terms set forth in said Fifth Amendment, to-wit:

1.	The total RSF for the Leased Premises effective September 1, 2006 was erroneously identified as 115,009 RSF when the Leased Premises actually will consist of 114,782 RSF as of September 1, 2006.

2.	The parties failed to identify that the Lower Level Building Equipment Room consisting of 1,032 useable square feet (“USF”) and the East center staircase containing 185 USF will become Building Common Areas rather than part of the Leased Premises should Lessee exercise its Option to “Give-Back Space” as set forth in Article 4 of said Fifth Amendment,

     WHEREAS, the parties desire to correct the mutual mistakes above-identified.

     NOW, THEREFORE, in consideration of the foregoing recitals and the prior mutual mistakes, the parties agree as follows:

RESTATED OR AMENDED FIFTH AMENDMENT
TO STANDARD OFFICE LEASE.

     To correct the mutual mistakes set forth in the recitals herein, the parties agree that upon due execution, that certain Restated and Amended Fifth Amendment to Standard Office Lease,

attached hereto and incorporated herein as Exhibit A, shall constitute the parties true Fifth Amendment to Standard Office Lease and said Agreement shall be substituted for and replace the Agreement based upon the mutual mistakes of fact as above-referenced and dated February 6, 2006. From and after the execution thereof, the February 6, 2006 Fifth Amendment to Standard Office Lease shall be of no further legal effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Fifth Amendment to Standard Office Lease the dates below set forth.

LESSOR:		LESSEE:

2221 Bijou, LLC, a Colorado Limited		American Teleconferencing Services, Ltd.,
Liability Company		a Missouri corporation, d/b/a
Premiere Global Services
By:	FIELDHILL PROPERTIES, LLC,
a Minnesota limited liability company,

Its:	Chief Manager

By:	/s/ Lars Akerberg	By:	/s/ Michael E. Havener

	Lars Akerberg		Michael E. Havener

Its:	Chief Manager	Its:	Chief Financial Officer

Dated:	March 8, 2006	Dated:	March 13, 2006